Quarterly Holdings Report
for

Fidelity® Global Credit Fund

March 31, 2019

GLB-QTLY-0519
1.939066.106

Schedule of Investments March 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 74.1%
		Principal Amount(a)	Value
Argentina - 0.9%
YPF SA 8.5% 3/23/21 (Reg. S)		$410,000	$413,075
British Virgin Islands - 1.2%
Proven Glory Capital Ltd. 3.25% 2/21/22 (Reg. S)		350,000	344,405
Proven Honour Capital Ltd. 4.125% 5/6/26 (Reg. S)		200,000	193,797

TOTAL BRITISH VIRGIN ISLANDS			538,202

Canada - 1.6%
Cenovus Energy, Inc.:
3% 8/15/22		373,000	365,579
4.25% 4/15/27		389,000	382,668

TOTAL CANADA			748,247

Denmark - 1.6%
Danske Bank A/S:
1.375% 5/24/22 (Reg. S)	EUR	150,000	168,954
5% 1/12/22 (b)		200,000	204,822
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (c)	EUR	300,000	352,451

TOTAL DENMARK			726,227

France - 2.9%
Altareit SCA 2.875% 7/2/25 (Reg. S)	EUR	200,000	218,180
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	400,000	439,039
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	300,000	329,802
2.75% 4/13/23 (Reg. S)	EUR	300,000	348,215

TOTAL FRANCE			1,335,236

Germany - 4.0%
alstria office REIT-AG 1.5% 11/15/27 (Reg. S)	EUR	400,000	434,216
Bayer AG 3% 7/1/75 (Reg S.) (c)	EUR	100,000	112,670
Deutsche Bank AG:
1.625% 2/12/21 (Reg. S)	EUR	1,000,000	1,134,920
5% 6/24/20	EUR	150,000	176,121

TOTAL GERMANY			1,857,927

Ireland - 3.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/23/23		350,000	343,658
4.625% 7/1/22		210,000	216,738
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (c)	EUR	350,000	408,655
Bank Ireland Group PLC 3.125% 9/19/27 (Reg. S) (c)	GBP	100,000	125,073
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26		400,000	386,792

TOTAL IRELAND			1,480,916

Italy - 3.2%
Banca Monte dei Paschi di Siena SpA 5.375% 1/18/28 (c)	EUR	275,000	180,384
Telecom Italia SpA 4% 4/11/24 (Reg. S)	EUR	300,000	354,143
UniCredit SpA:
4.375% 1/3/27 (Reg. S) (c)	EUR	350,000	404,752
6.572% 1/14/22 (b)		350,000	366,717
Wind Tre SpA 3.125% 1/20/25 (Reg. S)	EUR	146,000	154,375

TOTAL ITALY			1,460,371

Luxembourg - 3.3%
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	150,000	171,366
2% 2/15/24 (Reg. S)	EUR	200,000	229,698
2.2% 7/24/25 (Reg. S)	EUR	350,000	400,612
CPI Property Group SA 1.45% 4/14/22 (Reg. S)	EUR	300,000	339,483
Logicor Financing SARL 1.5% 11/14/22 (Reg. S)	EUR	350,000	396,299

TOTAL LUXEMBOURG			1,537,458

Mexico - 3.2%
CEMEX S.A.B. de CV 3.125% 3/19/26 (Reg. S)	EUR	250,000	280,087
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		200,000	208,541
Petroleos Mexicanos:
3.625% 11/24/25 (Reg. S)	EUR	170,000	186,208
3.75% 2/21/24 (Reg. S)	EUR	700,000	805,880

TOTAL MEXICO			1,480,716

Netherlands - 4.5%
Deutsche Annington Finance BV 5% 10/2/23 (b)		314,000	323,868
Mylan NV 2.25% 11/22/24 (Reg. S)	EUR	200,000	228,734
Petrobras Global Finance BV:
4.75% 1/14/25	EUR	100,000	122,972
8.75% 5/23/26		200,000	236,300
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	650,000	637,587
Teva Pharmaceutical Finance Netherlands III BV 4.5% 3/1/25	EUR	150,000	172,015
WPC Eurobond BV 2.25% 4/9/26	EUR	300,000	344,290

TOTAL NETHERLANDS			2,065,766

Portugal - 0.1%
Banco Espirito Santo SA 4% 12/31/49 (Reg. S) (d)	EUR	200,000	62,818
Spain - 1.5%
CaixaBank SA:
1.75% 10/24/23 (Reg. S)	EUR	300,000	342,138
2.75% 7/14/28 (Reg. S) (c)	EUR	200,000	227,267
Indra Sistemas SA 3% 4/19/24 (Reg. S)	EUR	100,000	112,983

TOTAL SPAIN			682,388

Sweden - 2.9%
Heimstaden Bostad AB 1.75% 12/7/21 (Reg. S)	EUR	760,000	868,991
Tele2 AB 1.125% 5/15/24 (Reg. S)	EUR	400,000	456,991

TOTAL SWEDEN			1,325,982

Switzerland - 4.1%
Credit Suisse Group AG:
5.75% 9/18/25 (Reg. S) (c)	EUR	150,000	180,293
6.5% 8/8/23 (Reg. S)		800,000	856,768
UBS AG 4.75% 2/12/26 (Reg. S) (c)	EUR	707,000	844,088

TOTAL SWITZERLAND			1,881,149

Turkey - 0.5%
Turkiye Garanti Bankasi A/S 3.375% 7/8/19 (Reg. S)	EUR	207,000	231,041
United Kingdom - 4.4%
Barclays PLC 2.625% 11/11/25 (Reg. S) (c)	EUR	350,000	395,973
BAT International Finance PLC 1.25% 3/13/27 (Reg. S)	EUR	350,000	373,813
CYBG PLC 3.125% 6/22/25 (Reg. S) (c)	GBP	100,000	125,766
Imperial Tobacco Finance PLC:
1.125% 8/14/23 (Reg. S)	EUR	400,000	450,830
3.375% 2/26/26 (Reg. S)	EUR	150,000	187,018
8.125% 3/15/24	GBP	200,000	327,508
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	140,000	186,118

TOTAL UNITED KINGDOM			2,047,026

United States of America - 31.0%
American Airlines, Inc. 3.75% 10/15/25		205,114	201,203
Anheuser-Busch InBev Worldwide, Inc. 4.75% 1/23/29		300,000	319,448
Ares Capital Corp. 4.25% 3/1/25		500,000	488,288
AT&T, Inc. 5.45% 3/1/47		185,000	197,992
Bank of America Corp. 3.95% 4/21/25		215,000	219,107
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)		500,000	505,696
Brandywine Operating Partnership LP 4.1% 10/1/24		110,000	111,971
Brixmor Operating Partnership LP 4.125% 6/15/26		26,000	26,035
CBRE Group, Inc. 4.875% 3/1/26		140,000	147,756
CEMEX Finance LLC 4.625% 6/15/24	EUR	250,000	293,057
Citigroup, Inc.:
4.3% 11/20/26		82,000	83,406
4.45% 9/29/27		400,000	411,482
5.5% 9/13/25		246,000	269,812
Cleco Corporate Holdings LLC 3.743% 5/1/26		500,000	490,441
Conagra Brands, Inc. 4.6% 11/1/25		500,000	526,108
DCP Midstream LLC 4.75% 9/30/21 (b)		463,000	471,103
DDR Corp. 4.7% 6/1/27		400,000	413,194
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45% 6/15/23 (b)		450,000	479,563
Discover Financial Services 3.75% 3/4/25		400,000	398,822
Dolphin Subsidiary II, Inc. 7.25% 10/15/21		380,000	408,424
Elanco Animal Health, Inc.:
4.272% 8/28/23 (b)		200,000	206,222
4.9% 8/28/28 (b)		250,000	265,651
Emera U.S. Finance LP 3.55% 6/15/26		400,000	395,582
Express Scripts Holding Co. 3.4% 3/1/27		400,000	389,593
Goldman Sachs Group, Inc. 4.25% 10/21/25		227,000	232,516
Hudson Pacific Properties LP 3.95% 11/1/27		250,000	243,015
Marsh & McLennan Companies, Inc. 1.349% 9/21/26	EUR	200,000	226,977
Michael Kors U.S.A., Inc. 4% 11/1/24 (b)		162,000	156,329
Morgan Stanley:
3.95% 4/23/27		156,000	156,284
4.35% 9/8/26		200,000	205,349
5% 11/24/25		355,000	380,768
NextEra Energy Partners LP 4.25% 9/15/24 (b)		400,000	397,000
Omega Healthcare Investors, Inc. 4.95% 4/1/24		400,000	415,566
Plains All American Pipeline LP/PAA Finance Corp. 4.65% 10/15/25		300,000	312,750
Reynolds American, Inc. 4.45% 6/12/25		479,000	492,152
Sunoco Logistics Partner Operations LP 4% 10/1/27		450,000	446,661
The Williams Companies, Inc. 4.55% 6/24/24		400,000	419,180
Time Warner Cable, Inc. 4.5% 9/15/42		405,000	355,294
Toll Brothers Finance Corp. 4.875% 3/15/27		500,000	491,095
Unum Group 4% 3/15/24		555,000	563,165
Voya Financial, Inc. 3.65% 6/15/26		425,000	422,216
Westinghouse Air Brake Co. 4.4% 3/15/24		300,000	305,143
Willis Group North America, Inc. 3.6% 5/15/24		380,000	382,626

TOTAL UNITED STATES OF AMERICA			14,324,042

TOTAL NONCONVERTIBLE BONDS
(Cost $34,934,111)			34,198,587

U.S. Government and Government Agency Obligations - 0.9%
U.S. Treasury Obligations - 0.9%
U.S. Treasury Bonds 2.5% 2/15/45 (e)		13,000	12,293
U.S. Treasury Notes 2.125% 11/30/24 (f)		400,000	396,844
			409,137
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $402,308)			409,137

Foreign Government and Government Agency Obligations - 7.2%
Germany - 0.0%
German Federal Republic 1.25% 8/15/48	EUR	$10,000	$13,264
Indonesia - 1.1%
Indonesian Republic 2.625% 6/14/23	EUR	430,000	513,102
Italy - 5.0%
Italian Republic 4.25% 9/1/19	EUR	2,000,000	2,282,906
United Kingdom - 1.1%
United Kingdom, Great Britain and Northern Ireland:
1.75% 9/7/37 (e)(f)	GBP	259,000	351,955
4.25% 12/7/49 (e)(f)	GBP	80,000	173,157

TOTAL UNITED KINGDOM			525,112

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,303,658)			3,334,384
		Shares	Value

Nonconvertible Preferred Stocks - 0.6%
United Kingdom - 0.6%
Nationwide Building Society 10.25%
(Cost $281,170)		1,350	254,955
		Principal Amount(a)	Value

Preferred Securities - 14.5%
Australia - 0.4%
QBE Insurance Group Ltd. 5.25% (Reg. S) (c)(g)		200,000	187,538
Canada - 0.7%
Bank of Nova Scotia 4.65% (c)(g)		350,000	322,000
Denmark - 0.5%
Danske Bank A/S 5.875% (Reg. S) (c)(g)	EUR	200,000	228,586
France - 0.2%
Danone SA 1.75% (Reg. S) (c)(g)	EUR	100,000	109,808
Germany - 0.4%
Deutsche Bank AG 6% (Reg. S) (c)(g)	EUR	200,000	205,374
Ireland - 0.5%
Allied Irish Banks PLC 7.375% (Reg. S) (c)(g)	EUR	200,000	238,933
Italy - 0.6%
Assicurazioni Generali SpA 6.416% (c)(g)	GBP	200,000	271,561
Luxembourg - 1.8%
Grand City Properties SA 3.75% (c)(g)	EUR	700,000	813,689
Netherlands - 4.3%
Deutsche Annington Finance BV 4% (Reg. S) (c)(g)	EUR	100,000	119,649
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (g)	EUR	125,000	162,654
Volkswagen International Finance NV:
2.5%(Reg. S) (c)(g)	EUR	600,000	671,367
2.7%(Reg. S) (c)(g)	EUR	200,000	222,667
3.75% (c)(g)	EUR	700,000	813,320

TOTAL NETHERLANDS			1,989,657

Spain - 0.5%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (c)(g)	EUR	200,000	217,887
United Kingdom - 4.6%
Aviva PLC:
5.9021% (c)(g)	GBP	150,000	201,404
6.125% (c)(g)	GBP	680,000	945,448
Barclays Bank PLC 7.625% 11/21/22		378,000	411,075
CYBG PLC 9.25% (Reg. S) (c)(g)	GBP	200,000	265,372
HSBC Holdings PLC 5.25% (c)(g)	EUR	250,000	296,226

TOTAL UNITED KINGDOM			2,119,525

TOTAL PREFERRED SECURITIES
(Cost $6,862,952)			6,704,558
		Shares	Value

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 2.48% (h)
(Cost $540,039)		539,933	540,041

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of 3.125% on a credit default swap with Citibank, N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 31 Index expiring June 2024, paying 5% quarterly.	6/19/19	EUR 3,760,000	$28,003
Option with an exercise rate of 3.125% on a credit default swap with Goldman Sachs Bank USA to buy protection on the 5-Year iTraxx Europe Crossover Series 30 Index expiring December 2023, paying 5% quarterly.	6/19/19	EUR 1,900,000	15,881

TOTAL PUT OPTIONS			43,884

TOTAL PURCHASED SWAPTIONS
(Cost $59,269)			43,884
TOTAL INVESTMENT IN SECURITIES - 98.6%
(Cost $46,383,507)			45,485,546
NET OTHER ASSETS (LIABILITIES) - 1.4%			654,106
NET ASSETS - 100%			$46,139,652

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	2	June 2019	$196,764	$3,913	$3,913
ICE Long Gilt Contracts (United Kingdom)	3	June 2019	505,494	7,999	7,999
TME 10 Year Canadian Note Contracts (Canada)	9	June 2019	936,401	18,668	18,668
TOTAL BOND INDEX CONTRACTS					30,580
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	9	June 2019	1,117,969	16,739	16,739
CBOT 2-Year U.S. Treasury Note Contracts (United States)	9	June 2019	1,917,844	7,154	7,154
CBOT Long Term U.S. Treasury Bond Contracts (United States)	17	June 2019	2,544,156	58,560	58,560
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	20	June 2019	3,360,000	101,550	101,550
TOTAL TREASURY CONTRACTS					184,003

TOTAL PURCHASED					214,583

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	15	June 2019	2,240,247	(16,430)	(16,430)
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	42	June 2019	4,864,781	(32,214)	(32,214)

TOTAL SOLD					(48,644)

TOTAL FUTURES CONTRACTS					$165,939

The notional amount of futures purchased as a percentage of Net Assets is 22.9%

The notional amount of futures sold as a percentage of Net Assets is 15.4%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
EUR	190,000	USD	213,332	Royal Bank Of Canada	4/1/19	$(200)
GBP	216,000	USD	283,532	Citibank, N.A.	5/16/19	(1,573)
USD	24,023	EUR	21,000	BNP Paribas SA	5/16/19	377
USD	76,728	EUR	67,000	BNP Paribas SA	5/16/19	1,286
USD	29,552	EUR	26,000	BNP Paribas SA	5/16/19	276
USD	36,389	EUR	32,000	BNP Paribas SA	5/16/19	357
USD	153,146	EUR	136,000	Bank Of America NA	5/16/19	10
USD	36,491	EUR	32,000	Bank Of America NA	5/16/19	459
USD	28,602	EUR	25,000	Citibank, N.A.	5/16/19	452
USD	19,498,000	EUR	17,074,452	JPMorgan Chase Bank, N.A.	5/16/19	272,212
USD	207,376	EUR	184,000	Royal Bank Of Canada	5/16/19	192
USD	2,253,239	EUR	1,989,000	State Street Bank And Trust Co.	5/16/19	13,630
USD	3,147,000	GBP	2,400,604	JPMorgan Chase Bank, N.A.	5/16/19	13,330
USD	271,991	GBP	206,000	JPMorgan Chase Bank, N.A.	5/16/19	3,086
USD	54,701	GBP	42,000	Royal Bank Of Canada	5/16/19	(124)
USD	155,150	GBP	117,000	State Street Bank And Trust Co.	5/16/19	2,422
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$306,192
					Unrealized Appreciation	308,089
					Unrealized Depreciation	(1,897)

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
5-Year iTraxx Europe Series 25 Index		Jun. 2021	ICE	(1%)	Quarterly	EUR 1,000,000	$(7,756)	$0	$(7,756)
Accor SA		Jun. 2022	Citibank, N.A.	(1%)	Quarterly	EUR 500,000	(11,285)	7,156	(4,129)
Gas Natural Capital Markets SA		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 500,000	(12,524)	9,296	(3,228)
Standard Chartered PLC		Jun. 2021	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 550,000	(10,077)	(24,695)	(34,772)
TOTAL BUY PROTECTION							(41,642)	(8,243)	(49,885)
Sell Protection
5-Year iTraxx Europe Senior Financial Series 25 Index	NR	Jun. 2021	ICE	1%	Quarterly	EUR 1,000,000	16,970	0	16,970
Casino Guichard Perrachon SA	Ba1	Jun. 2019	JPMorgan Chase Bank, N.A.	1%	Quarterly	EUR 50,000	(28)	308	280
TOTAL SELL PROTECTION							16,942	308	17,250

TOTAL CREDIT DEFAULT SWAPS							$(24,700)	$(7,935)	$(32,635)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2029	EUR 470,000	$4,005	$0	$4,005
1.25%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2034	EUR 1,095,000	90,260	0	90,260
1.5%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2039	EUR 130,000	2,525	0	2,525

TOTAL INTEREST RATE SWAPS							$96,790	$0	$96,790

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,376,971 or 7.3% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $210,164.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $121,342.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,781
Total	$4,781

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

Risks of Investing in European Countries

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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